Proxy Results (Unaudited) – NSAR Series 1
The LVIP T. Rowe Price Structured Mid-Cap Growth Fund (formerly the Aggressive Growth Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	25,002,484	22,309,562	81.92%	7.31%	0.00%
Michael D. Coughlin	25,002,484	22,309,562	81.62%	7.61%	0.00%
Nancy L. Frisby	25,002,484	22,309,562	82.15%	7.08%	0.00%
Elizabeth S. Hager	25,002,484	22,309,562	81.54%	7.69%	0.00%
Gary D. Lemon	25,002,484	22,309,562	82.11%	7.12%	0.00%
Thomas D. Rath	25,002,484	22,309,562	81.74%	7.49%	0.00%
Kenneth G. Stella	25,002,484	22,309,562	81.95%	7.28%	0.00%
David J. Windley	25,002,484	22,309,562	82.04%	7.19%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP T. Rowe Price Structured
Mid-Cap Growth Fund………….......	25,002,484	22,309,562	79.23%	2.56%	7.44%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited)- NSAR Series 2
The LVIP Delaware Bond Fund (formerly the Bond Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	110,839,201	104,616,910	90.97%	3.42%	0.00%
Michael D. Coughlin	110,839,201	104,616,910	90.89%	3.50%	0.00%
Nancy L. Frisby	110,839,201	104,616,910	90.90%	3.49%	0.00%
Elizabeth S. Hager	110,839,201	104,616,910	90.66%	3.73%	0.00%
Gary D. Lemon	110,839,201	104,616,910	91.03%	3.36%	0.00%
Thomas D. Rath	110,839,201	104,616,910	90.85%	3.54%	0.00%
Kenneth G. Stella	110,839,201	104,616,910	90.90%	3.49%	0.00%
David J. Windley	110,839,201	104,616,910	90.97%	3.42%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Delaware
Bond Fund………………………… 110,839,201	104,616,910	88.17%	1.81%	4.41%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

3.	The approval of a new sub-advisory agreement between Lincoln Investment Advisory Corporation (formerlyJefferson Pilot Investment Advisory Corporation) and Delaware Management Business Trust.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Delaware
Bond Fund………………………… 110,839,201	104,616,910	87.57%	2.17%	4.65%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited)- NSAR Series 3
The LVIP Janus Capital Appreciation Fund (formerly the Capital Appreciation Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	25,232,731	23,976,532	88.66%	6.36%	0.00%
Michael D. Coughlin	25,232,731	23,976,532	88.38%	6.64%	0.00%
Nancy L. Frisby	25,232,731	23,976,532	88.75%	6.27%	0.00%
Elizabeth S. Hager	25,232,731	23,976,532	88.17%	6.85%	0.00%
Gary D. Lemon	25,232,731	23,976,532	88.74%	6.28%	0.00%
Thomas D. Rath	25,232,731	23,976,532	88.32%	6.70%	0.00%
Kenneth G. Stella	25,232,731	23,976,532	88.70%	6.32%	0.00%
David J. Windley	25,232,731	23,976,532	88.75%	6.27%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Janus
Capital Appreciation Fund…………	25,232,731	23,976.532	85.41%	2.77%	6.84%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 4
The LVIP FI Equity-Income Fund (formerly the Equity-Income Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust.
The nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	41,731,637	40,408,941	92.89%	3.94%	0.00%
Michael D. Coughlin	41,731,637	40,408,941	92.79%	4.04%	0.00%
Nancy L. Frisby	41,731,637	40,408,941	92.85%	3.98%	0.00%
Elizabeth S. Hager	41,731,637	40,408,941	92.79%	4.04%	0.00%
Gary D. Lemon	41,731,637	40,408,941	92.80%	4.03%	0.00%
Thomas D. Rath	41,731,637	40,408,941	92.70%	4.13%	0.00%
Kenneth G. Stella	41,731,637	40,408,941	92.87%	3.96%	0.00%
David J. Windley	41,731,637	40,408,941	92.84%	3.99%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP FI Equity-Income Fund………	41,731,637	40,408,941	89.97%	1.91%	4.95%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 5
The LVIP UBS Global Asset Allocation Fund (formerly the Global Asset Allocation Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	20,860,447	20,401,253	92.76%	5.04%	0.00%
Michael D. Coughlin	20,860,447	20,401,253	92.75%	5.05%	0.00%
Nancy L. Frisby	20,860,447	20,401,253	92.92%	4.88%	0.00%
Elizabeth S. Hager	20,860,447	20,401,253	92.57%	5.23%	0.00%
Gary D. Lemon	20,860,447	20,401,253	92.90%	4.90%	0.00%
Thomas D. Rath	20,860,447	20,401,253	92.66%	5.14%	0.00%
Kenneth G. Stella	20,860,447	20,401,253	92.91%	4.89%	0.00%
David J. Windley	20,860,447	20,401,253	92.94%	4.86%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP UBS Global
Asset Allocation Fund………………	20,860,447	20,401,253	90.00%	1.94%	5.86%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 6
The LVIP Delaware Growth and Income Fund (formerly the Growth and Income Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	57,209,361	57,133,441	96.04%	3.82%	0.00%
Michael D. Coughlin	57,209,361	57,133,441	95.86%	4.00%	0.00%
Nancy L. Frisby	57,209,361	57,133,441	96.00%	3.86%	0.00%
Elizabeth S. Hager	57,209,361	57,133,441	95.70%	4.16%	0.00%
Gary D. Lemon	57,209,361	57,133,441	95.99%	3.87%	0.00%
Thomas D. Rath	57,209,361	57,133,441	95.82%	4.04%	0.00%
Kenneth G. Stella	57,209,361	57,133,441	96.00%	3.86%	0.00%
David J. Windley	57,209,361	57,133,441	96.03%	3.83%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Delaware
Growth and Income Fund………….. 57,209,361	57,133,441	93.57%	2.51%	3.78%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

3.      The approval of a new sub-advisory agreement between Lincoln Investment Advisory Corporation (formerlyJefferson Pilot Investment Advisory Corporation) and Delaware Management Business Trust.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Delaware
Growth and Income Fund………….. 57,209,361	57,133,441	93.21%	2.84%	3.81%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 7
The LVIP Mondrian International Value Fund (formerly the International Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	42,915,668	42,093,563	93.89%	4.20%	0.00%
Michael D. Coughlin	42,915,668	42,093,563	93.50%	4.59%	0.00%
Nancy L. Frisby	42,915,668	42,093,563	93.77%	4.32%	0.00%
Elizabeth S. Hager	42,915,668	42,093,563	93.21%	4.88%	0.00%
Gary D. Lemon	42,915,668	42,093,563	93.80%	4.29%	0.00%
Thomas D. Rath	42,915,668	42,093,563	93.46%	4.63%	0.00%
Kenneth G. Stella	42,915,668	42,093,563	93.78%	4.31%	0.00%
David J. Windley	42,915,668	42,093,563	93.86%	4.23%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Mondrian
International Value Fund…………… 42,915,668	42,093,563	90.39%	2.65%	5.05%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 8
The LVIP Delaware Managed Fund (formerly the Managed Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	31,250,339	30,488,963	94.22%	3.35%	0.00%
Michael D. Coughlin	31,250,339	30,488,963	93.40%	4.17%	0.00%
Nancy L. Frisby	31,250,339	30,488,963	94.32%	3.25%	0.00%
Elizabeth S. Hager	31,250,339	30,488,963	93.38%	4.19%	0.00%
Gary D. Lemon	31,250,339	30,488,963	94.30%	3.27%	0.00%
Thomas D. Rath	31,250,339	30,488,963	93.27%	4.30%	0.00%
Kenneth G. Stella	31,250,339	30,488,963	94.24%	3.33%	0.00%
David J. Windley	31,250,339	30,488,963	94.30%	3.27%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain

LVIP Delaware
Managed Fund 31,250,339	30,488,963	89.65%	2.98%	4.94%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

3.      The approval of a new sub-advisory agreement between Lincoln Investment Advisory Corporation (formerlyJefferson Pilot Investment Advisory Corporation) and Delaware Management Business Trust.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Delaware
Managed Fund…………..………….. 31,250,339	30,488,963	89.10%	2.98%	5.49%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 9
The LVIP Money Market Fund (formerly the Money Market Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	59,078,456	39,376,209	63.64%	3.01%	0.00%
Michael D. Coughlin	59,078,456	39,376,209	63.66%	2.99%	0.00%
Nancy L. Frisby	59,078,456	39,376,209	63.64%	3.01%	0.00%
Elizabeth S. Hager	59,078,456	39,376,209	63.52%	3.13%	0.00%
Gary D. Lemon	59,078,456	39,376,209	63.62%	3.03%	0.00%
Thomas D. Rath	59,078,456	39,376,209	63.61%	3.04%	0.00%
Kenneth G. Stella	59,078,456	39,376,209	63.63%	3.02%	0.00%
David J. Windley	59,078,456	39,376,209	63.71%	2.94%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Money Market Fund…………. 59,078,456	39,376,209	61.62%	2.29%	2.74%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

3.      The approval of a new sub-advisory agreement between Lincoln Investment Advisory Corporation (formerlyJefferson Pilot Investment Advisory Corporation) and Delaware Management Business Trust.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Money Market Fund…………. 59,078,456	39,376,209	61.34%	2.16%	3.15%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 10
The LVIP Delaware Social Awareness Fund (formerly the Social Awareness Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	33,988,541	33,016,282	92.32%	4.82%	0.00%
Michael D. Coughlin	33,988,541	33,016,282	92.30%	4.84%	0.00%
Nancy L. Frisby	33,988,541	33,016,282	92.64%	4.50%	0.00%
Elizabeth S. Hager	33,988,541	33,016,282	92.23%	4.91%	0.00%
Gary D. Lemon	33,988,541	33,016,282	92.48%	4.66%	0.00%
Thomas D. Rath	33,988,541	33,016,282	92.19%	4.95%	0.00%
Kenneth G. Stella	33,988,541	33,016,282	92.50%	4.64%	0.00%
David J. Windley	33,988,541	33,016,282	92.44%	4.70%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Delaware
Social Awareness Fund…………….. 33,988,541	33,016,282	89.52%	2.31%	5.31%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

3.      The approval of a new sub-advisory agreement between Lincoln Investment Advisory Corporation (formerlyJefferson Pilot Investment Advisory Corporation) and Delaware Management Business Trust.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Delaware
Social Awareness Fund…………… 33,988,541	33,016,282	89.32%	2.33%	5.49%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 11
The LVIP Delaware Special Opportunities Fund (formerly the Special Opportunities Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust.
The nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	18,562,153	18,562,153	94.61%	5.39%	0.00%
Michael D. Coughlin	18,562,153	18,562,153	94.09%	5.91%	0.00%
Nancy L. Frisby	18,562,153	18,562,153	94.72%	5.28%	0.00%
Elizabeth S. Hager	18,562,153	18,562,153	94.09%	5.91%	0.00%
Gary D. Lemon	18,562,153	18,562,153	94.71%	5.29%	0.00%
Thomas D. Rath	18,562,153	18,562,153	94.17%	5.83%	0.00%
Kenneth G. Stella	18,562,153	18,562,153	94.60%	5.40%	0.00%
David J. Windley	18,562,153	18,562,153	94.57%	5.43%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against	Abstain*

LVIP Delaware
Special Opportunities Fund……….. 18,562,153	18,562,153	90.82%	3.35%	5.83%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

3.      The approval of a new sub-advisory agreement between Lincoln Investment Advisory Corporation (formerlyJefferson Pilot Investment Advisory Corporation) and Delaware Management Business Trust.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Delaware
Special Opportunities Fund………. 18,562,153	18,562,153	90.61%	3.46%	5.93%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 12
The Core Fund shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:
Kelly D. Clevenger	4,398,692	4,389,509	97.46%	2.33%	0.00%
Michael D. Coughlin	4,398,692	4,389,509	97.46%	2.33%	0.00%
Nancy L. Frisby	4,398,692	4,389,509	97.46%	2.33%	0.00%
Elizabeth S. Hager	4,398,692	4,389,509	97.46%	2.33%	0.00%
Gary D. Lemon	4,398,692	4,389,509	97.46%	2.33%	0.00%
Thomas D. Rath	4,398,692	4,389,509	97.46%	2.33%	0.00%
Kenneth G. Stella	4,398,692	4,389,509	97.46%	2.33%	0.00%
David J. Windley	4,398,692	4,389,509	97.46%	2.33%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Jefferson Pilot Investment Advisory Corporation, a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

Core Fund…………………………….	4,398,692	4,389,509	95.69%	2.33%	1.77%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

3.
The approval of an agreement and plan of reorganization providing for the acquisition of assets and the assumption of assets and liabilities of the Core Fund by the LVIP S&P 500 Index Fund, a series of the Lincoln Variable Insurance Products Trust, in exchange for shares of the LVIP S&P 500 Index Fund.  The reorganization agreement also provided for distribution of the shares of the LVIP S&P 500 Index Fund to shareholders of the Core Fund in liquidation and subsequent termination of the Core Fund.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

Core Fund…………………………… 4,398,692	4,389,509	72.68%	17.84%	9.27%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 13
The Growth Fund shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:
Kelly D. Clevenger	3,801,475	3,791,155	92.13%	7.61%	0.00%
Michael D. Coughlin	3,801,475	3,791,155	92.28%	7.46%	0.00%
Nancy L. Frisby	3,801,475	3,791,155	92.28%	7.46%	0.00%
Elizabeth S. Hager	3,801,475	3,791,155	92.01%	7.73%	0.00%
Gary D. Lemon	3,801,475	3,791,155	92.28%	7.46%	0.00%
Thomas D. Rath	3,801,475	3,791,155	92.28%	7.46%	0.00%
Kenneth G. Stella	3,801,475	3,791,155	92.01%	7.73%	0.00%
David J. Windley	3,801,475	3,791,155	92.28%	7.46%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Jefferson Pilot Investment Advisory Corporation, a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

Growth Fund………………………… 3,801,475	3,791,155	89.79%	8.09%	1.86%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

3.
The approval of an agreement and plan of reorganization providing for the acquisition of assets and the assumption of assets and liabilities of the Growth Fund by the LVIP Janus Capital Appreciation Fund, a series of the Lincoln Variable Insurance Products Trust, in exchange for shares of the LVIP Janus Capital Appreciation Fund.  The reorganization agreement also provided for distribution of the shares of the LVIP Janus Capital Appreciation Fund to shareholders of the Growth Fund in liquidation and subsequent termination of the Growth Fund.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

Growth Fund………………………… 3,801,475	3,787,037	95.83%	2.26%	1.53%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 14
The Growth Opportunities Fund shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:
Kelly D. Clevenger	442,174	419,543	94.88%	0.00%	0.00%
Michael D. Coughlin	442,174	419,543	94.88%	0.00%	0.00%
Nancy L. Frisby	442,174	419,543	94.88%	0.00%	0.00%
Elizabeth S. Hager	442,174	419,543	94.88%	0.00%	0.00%
Gary D. Lemon	442,174	419,543	94.88%	0.00%	0.00%
Thomas D. Rath	442,174	419,543	94.88%	0.00%	0.00%
Kenneth G. Stella	442,174	419,543	94.88%	0.00%	0.00%
David J. Windley	442,174	419,543	94.88%	0.00%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Jefferson Pilot Investment Advisory Corporation, a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

Growth Opportunities Fund…………… 442,174	419,543	94.84%	0.00%	0.04%

Proxy Results (Unaudited) – NSAR Series 14
The Growth Opportunities Fund shareholders voted on the following proposal at the special meeting of shareholders on May 24, 2007.  The resulting votes are presented below:

1.
The approval of an agreement and plan of reorganization providing for the acquisition of assets and the assumption of assets and liabilities of the Growth Opportunities Fund  by the LVIP Baron Growth Opportunities Fund, a new series of the Lincoln Variable Insurance Products Trust, in exchange for shares of the LVIP Baron Growth Opportunities Fund.  The reorganization agreement also provided for distribution of the shares of the LVIP Baron Growth Opportunities Fund to shareholders of the Growth Opportunities Fund in liquidation and subsequent termination of the Growth Opportunities Fund.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

Growth Opportunities Fund 517,950	486,493	87.42%	2.38%	4.13%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 15
The LVIP Wilshire Aggressive Profile Fund (formerly the Aggressive Profile Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	5,785,032	5,662,390	97.45%	0.43%	0.00%
Michael D. Coughlin	5,785,032	5,662,390	97.22%	0.66%	0.00%
Nancy L. Frisby	5,785,032	5,662,390	97.14%	0.74%	0.00%
Elizabeth S. Hager	5,785,032	5,662,390	96.25%	1.63%	0.00%
Gary D. Lemon	5,785,032	5,662,390	97.49%	0.39%	0.00%
Thomas D. Rath	5,785,032	5,662,390	97.26%	0.62%	0.00%
Kenneth G. Stella	5,785,032	5,662,390	97.40%	0.48%	0.00%
David J. Windley	5,785,032	5,662,390	97.45%	0.43%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation  (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against	Abstain*

LVIP Wilshire
Aggressive Profile Fund……………... 5,785,032	5,662,390	95.08%	2.02%	0.78%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 16
The LVIP Wilshire Conservative Profile Fund (formerly the Conservative Profile Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	7,841,812	7,653,350	95.28%	2.32%	0.00%
Michael D. Coughlin	7,841,812	7,653,350	95.28%	2.32%	0.00%
Nancy L. Frisby	7,841,812	7,653,350	95.28%	2.32%	0.00%
Elizabeth S. Hager	7,841,812	7,653,350	95.17%	2.43%	0.00%
Gary D. Lemon	7,841,812	7,653,350	95.28%	2.32%	0.00%
Thomas D. Rath	7,841,812	7,653,350	95.28%	2.32%	0.00%
Kenneth G. Stella	7,841,812	7,653,350	95.28%	2.32%	0.00%
David J. Windley	7,841,812	7,653,350	95.28%	2.32%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Wilshire
Conservative Profile Fund…………… 7,841,812	7,653,350	93.00%	2.74%	1.86%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 17
The LVIP Wilshire Moderate Profile Fund (formerly the Moderate Profile Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	35,223,362	33,989,216	95.07%	1.43%	0.00%
Michael D. Coughlin	35,223,362	33,989,216	94.52%	1.98%	0.00%
Nancy L. Frisby	35,223,362	33,989,216	95.07%	1.43%	0.00%
Elizabeth S. Hager	35,223,362	33,989,216	94.54%	1.96%	0.00%
Gary D. Lemon	35,223,362	33,989,216	95.07%	1.43%	0.00%
Thomas D. Rath	35,223,362	33,989,216	94.54%	1.96%	0.00%
Kenneth G. Stella	35,223,362	33,989,216	94.59%	1.91%	0.00%
David J. Windley	35,223,362	33,989,216	95.07%	1.43%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Wilshire
Moderate Profile Fund………………	35,223,362	33,989,216	89.64%	1.10%	5.76%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 18
The LVIP Wilshire Moderately Aggressive Profile Fund (formerly the Moderately Aggressive Profile Fund) shareholders voted on the following proposals at the special meeting of shareholders on April 5, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	To elect a Board of Trustees of the Lincoln Variable Insurance Products Trust. The
nominees for election to the Board of Trustees were as follows:

Kelly D. Clevenger	23,281,646	22,971,704	97.87%	0.81%	0.00%
Michael D. Coughlin	23,281,646	22,971,704	97.87%	0.81%	0.00%
Nancy L. Frisby	23,281,646	22,971,704	98.09%	0.59%	0.00%
Elizabeth S. Hager	23,281,646	22,971,704	97.75%	0.93%	0.00%
Gary D. Lemon	23,281,646	22,971,704	98.11%	0.57%	0.00%
Thomas D. Rath	23,281,646	22,971,704	97.89%	0.79%	0.00%
Kenneth G. Stella	23,281,646	22,971,704	97.87%	0.81%	0.00%
David J. Windley	23,281,646	22,971,704	98.11%	0.57%	0.00%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Wilshire Moderately
Aggressive Profile Fund……………. 23,281,646	22,971,704	91.35%	0.71%	6.62%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 19
The LVIP Capital Growth Fund (formerly the Capital Growth Portfolio, a series of Jefferson Pilot Variable Fund, Inc.) shareholders voted on the following proposals at the special meeting of shareholders on March 15, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	The approval of the reorganization of the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio into the LVIP Capital Growth Fund, a series of Lincoln Variable Insurance Products Trust.

LVIP Capital Growth Fund 7,031,168	7,030,676	94.25%	2.01%	3.73%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Capital Growth Fund…………. 7,031,168	7,030,676	94.51%	1.63%	3.85%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 20
The LVIP Marsico International Growth Fund (formerly the International Equity Portfolio, a series of Jefferson Pilot Variable Fund, Inc.) shareholders voted on the following proposals at the special meeting of shareholders on March 15, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.
The approval of the reorganization of the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio into the LVIP Marsico International Growth Fund, a series of Lincoln Variable Insurance Products Trust.

LVIP Marsico
International Growth Fund 9,004,638	9,004,638	94.00%	1.28%	4.72%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Marsico
International Growth Fund…………. 9,004,638	9,004,638	94.80%	1.31%	3.89%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 21
The LVIP Mid-Cap Growth Fund (formerly the Mid-Cap Growth Portfolio, a series of Jefferson Pilot Variable Fund, Inc.) shareholders voted on the following proposals at the special meeting of shareholders on March 15, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	The approval of the reorganization of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio into the LVIP Mid-Cap Growth Fund, a series of Lincoln Variable Insurance Products Trust.

LVIP Mid-Cap Growth Fund 2,298,477	1,298,477	53.02%	1.50%	1.98%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Mid-Cap Growth Fund…………. 2,298,477	1,298,477	52.99%	1.54%	1.97%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 22
The LVIP Mid-Cap Value Fund (formerly the Mid-Cap Value Portfolio, a series of Jefferson Pilot Variable Fund, Inc.) shareholders voted on the following proposals at the special meeting of shareholders on March 15, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	The approval of the reorganization of the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio into the LVIP Mid-Cap Value Fund, a series of Lincoln Variable Insurance Products Trust.

LVIP Mid-Cap Value Fund 4,270,340	3,270,340	70.88%	0.44%	5.26%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Mid-Cap Value Fund…………. 4,270,340	3,270,340	70.74%	0.64%	5.20%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 23
The LVIP S&P 500 Index Fund (formerly the S&P 500 Index Portfolio, a series of Jefferson Pilot Variable Fund, Inc.) shareholders voted on the following proposal at the special meeting of shareholders on March 15, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.
The approval of an agreement and plan or reorganization providing for the acquisition of all of the assets of the of the Jefferson Pilot Variable Fund, Inc. S&P 500 Index Portfolio into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust, and the assumption of all liabilities of the S&P 500 Index Portfolio by the LVIP S&P 500 Index Fund and the subsequent liquidation of the S&P 500 Index Portfolio.

LVIP S&P 500 Index Fund 23,961,064	23,961,064	88.85%	3.60%	7.55%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 24
The LVIP Small-Cap Index Fund (formerly the Small Company Portfolio, a series of Jefferson Pilot Variable Fund, Inc.) shareholders voted on the following proposals at the special meeting of shareholders on March 15, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	The approval of the reorganization of the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio into the LVIP Small-Cap Index Fund, a series of Lincoln Variable Insurance Products Trust.

LVIP Small-Cap Index Fund 3,876,620	3,876,620	92.24%	2.92%	4.84%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.	The approval of a change in investment objective for the LVIP Small- Cap Index Fund (formerly the Small Company Portfolio, a series of the Jefferson Pilot Variable Fund, Inc.)

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Small-Cap Index Fund…………. 3,876,620	3,876,620	94.93%	1.48%	3.59%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

3.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Small-Cap Index Fund…………. 3,876,620	3,876,620	92.14%	2.94%	4.92%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 25
The LVIP Value Opportunities Fund (formerly the Small-Cap Value Portfolio, a series of Jefferson Pilot Variable Fund, Inc.) shareholders voted on the following proposals at the special meeting of shareholders on March 15, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	The approval of the reorganization of the Jefferson Pilot Variable Fund, Inc. Small-Cap Value Portfolio into the LVIP Value Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

LVIP Value Opportunities Fund 3,262,713	1,904,378	55.30%	0.83%	2.23%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Value Opportunities Fund……. 3,262,713	1,904,378	55.65%	0.60%	2.11%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 26
The LVIP T. Rowe Price Growth Stock Fund (formerly the Strategic Growth Portfolio, a series of Jefferson Pilot Variable Fund, Inc.) shareholders voted on the following proposals at the special meeting of shareholders on March 15, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.
The approval of the reorganization of the Jefferson Pilot Variable Fund, Inc. Strategic Growth Portfolio into the LVIP T. Rowe Price Growth Stock Fund, a series of Lincoln Variable Insurance Products Trust.

LVIP T. Rowe Price
Growth Stock Fund 5,223,285	5,222,920	91.12%	4.07%	4.80%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP T. Rowe Price
Growth Stock Fund…………………. 5,223,285	5,222,920	91.68%	4.08%	4.23%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 27
The LVIP MFS Value Fund (formerly the Value Portfolio, a series of Jefferson Pilot Variable Fund, Inc.) shareholders voted on the following proposals at the special meeting of shareholders on March 15, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	The approval of the reorganization of the Jefferson Pilot Variable Fund, Inc. Value Portfolio into the LVIP MFS Value Fund, a series of Lincoln Variable Insurance Products Trust.

LVIP MFS Value Fund 4,392,186	4,392,186	91.96%	2.87%	5.17%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP MFS Value Fund……………. . 4,392,186	4,392,186	91.38%	3.64%	4.98%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 28
The LVIP Templeton Growth Fund (formerly the World Growth Stock Portfolio, a series of Jefferson Pilot Variable Fund, Inc.) shareholders voted on the following proposals at the special meeting of shareholders on March 15, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.	The approval of the reorganization of the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio into the LVIP Templeton Growth Fund, a series of Lincoln Variable Insurance Products Trust.

LVIP Templeton Growth Fund 5,367,368	5,367,368	91.62%	2.37%	6.01%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

2.
The approval of a new investment management agreement between the Lincoln Variable Insurance Products Trust and Lincoln Investment Advisory Corporation (formerly Jefferson Pilot Investment Advisory Corporation), a registered investment adviser and wholly owned subsidiary of Lincoln National Corporation.

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

LVIP Templeton Growth Fund…… . 5,367,368	5,367,368	92.38%	1.97%	5.65%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Proxy Results (Unaudited) – NSAR Series 34
The LVIP Baron Growth Opportunities Fund (formerly the Baron Capital Asset Fund, a series of the Baron Capital Funds Trust) shareholders voted on the following proposal at the special meeting of shareholders on May 23, 2007.  The resulting votes are presented below:

Outstanding	Total	Percent	Percent	Percent
Shares	Voted	For*	Against*	Abstain*

1.
The approval of an agreement and plan of reorganization providing for acquisition of assets and the assumption of liabilities of the Baron Capital Asset Fund by the LVIP Baron Growth Opportunities Fund, a new series of the Lincoln Variable Insurance Products Trust, in exchange for shares of the LVIP Baron Growth Opportunities Fund.  The reorganization agreement provided for distribution of the shares of the LVIP Baron Growth Opportunities Fund to shareholders of the Baron Capital Asset Fund in liquidation and subsequent termination of the Baron Capital Asset Fund.

LVIP Baron Growth
Opportunities Fund 9,913,532	7,495,303	66.51%	3.58%	5.52%

*Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.